UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 26, 2017
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DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	000-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On October 26, 2017, Dime Community Bancshares, Inc. (the “Registrant”) issued a press release containing a discussion of its results of operations and financial condition for the quarter ended September 30, 2017. The text of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference. Exhibit 99.1 to this report is being “furnished” to the SEC and shall not be deemed “filed” for any purposes.

Item 7.01	Regulation FD Disclosure

On October 26, 2017, the Registrant announced that its Board of Directors declared a quarterly cash dividend of $0.14 per common share, payable on November 13, 2017 to stockholders of record on November 6, 2017. The text of the press release is attached as Exhibit 99.2 and is incorporated herein by reference. Exhibit 99.2 to this report is being “furnished” to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release of the Registrant, dated October 26, 2017, containing a discussion of the Registrant's results of operations and financial condition for the quarter ended September 30, 2017

99.2	Press release of the Registrant, dated October 26, 2017, containing a discussion of the Registrant’s declaration of a cash dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ JAMES L. RIZZO
James L. Rizzo
Senior Vice President & Comptroller
(Principal Financial Officer)

Dated:  October 27, 2017

INDEX TO EXHIBITS

Exhibit Number

99.1	Press release of the Registrant, dated October 26, 2017, containing a discussion of the Registrant's results of operations and financial condition for the quarter ended September 30, 2017

99.2	Press release of the Registrant, dated October 26, 2017, containing a discussion of the Registrant’s declaration of a cash dividend